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EXHIBIT 3.1.4

                           MAIL TO: SECRETARY OF STATE
                              CORPORATIONS SECTION
                            1560 BROADWAY, SUITE 200
                                DENVER, CO 80202
                                  (303) 894-2251
                               FAX (303) 894-2242


MUST BE TYPED
FILING FEE: $10.00
MUST SUBMIT TWO COPIES

PLEASE INCLUDE A TYPED
SELF-ADDRESSED ENVELOPE

                                 DPC 19871678799

                                 CERTIFICATE OF
                             ASSUMED OR TRADE NAME

VICTORY WASTE, INCORPORATED, a corporation under the laws of Colorado, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 7-71-101, Colorado Revised Statute, hereby certifies:


1. The location of its principal office is:  346 Madison, Denver, Colorado 80206
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                                                 (include city, state, zip)

2. The name, other than its own, under which the business is carried on is:

   Econometrics, Inc.
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3. A brief description of the kind of business transacted under such assumed or trade name is:

   consumer and business marketing research and sales of data
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   Limited Partnership or Limited Liability   Corporation complete this section
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                                              VICTORY WASTE, INCORPORATED
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              Name of Entity                            Name of Entity

   by                                         by /s/ Fritz C. Voelker
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                Signature                                 Signature
                                                   Fritz C. Voelker
                                              Its  President
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       Title, General Partner, or Manager                   Title
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